UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
David L. Musto
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Multi-Manager Large Cap Growth Fund
(Institutional and Initial Class)
Annual Report
December 31, 2016
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective September 1, 2013, Great-West Funds, Inc. and Great-West Capital Management, LLC retained J.P. Morgan Investment Management Inc. (“JPMorgan”) and Pioneer Investment Management, Inc. (“Pioneer”) as co-sub-advisers to the Fund, replacing Janus Capital Management, LLC. These managers have built strong long-term performance records using different investment styles. We believe that the pairing of these two managers in a single investment portfolio will allow shareholders to benefit from the opportunity to outperform in various types of market scenarios.
For the twelve month period ended December 31, 2016, the Fund (Institutional Class shares) returned 1.35%, relative to a 7.08% return for the Russell 1000® Growth Index and a 11.96% return for the S&P 500® Index, the Fund’s benchmark indexes.
JPMorgan Commentary
It was a challenging year for the portion of the Fund sub-advised by JPMorgan, as the strategy’s biases of higher growth and momentum were significantly out of favor throughout the year. The strategy under-performed the Russell 1000® Growth Index during the year. Much of the under-performance came in the first half of the first quarter when the market became fearful of a recession, leading to a historic sell-off in stocks with higher growth characteristics while more defensive names were rewarded. The market subsequently troughed in mid-February when it became apparent that a recession was not on the horizon; however, a different cohort of stocks led the market during the ensuing rally as cyclicals and stocks with poor momentum significantly outperformed while growth continued to lag. These stylistic headwinds gradually receded in the back half of the year and the JPMorgan sub-advised portion of the Fund’s relative performance began to recover. However, this recovery was disrupted by the U.S. election as the pro-cyclical rally that took hold earlier in the year gained more steam, again instead of higher-growth areas of the market. From a sector attribution perspective, stock selection in the health-care and consumer discretionary sectors comprised the largest detractor from performance during the year. Contribution from an overweight exposure in the technology sector was the only meaningful offset to this.
At the individual stock level, overweight positions in Regeneron Pharmaceuticals and Vertex Pharmaceuticals were top detractors for the year. Much of the under-performance came in the first quarter of 2016, as a challenging market environment for stocks with higher valuations and higher growth rates weighed on shares of both companies. While we continue to hold both stocks, we reduced these positions throughout the year.
An overweight position in NVIDIA was the top contributor for the period. Added to the Fund during the second quarter, the stock outperformed significantly on strong earnings results as the company continues to execute well in gaming, data visualization, data center and automotive verticals, which all have seen growth accelerate. We continue to see upside as the opportunity for NVIDIA, particularly within the data center space, remains under appreciated. The stock is now a top overweight position in the portion of the Fund sub-advised by JPMorgan. An overweight position in Facebook was another top contributor for the period. Much of the contribution came earlier in the year as the stock was rewarded for a strong set of fourth-quarter 2015 results, confirming that Facebook continues to demonstrate strong execution on the monetization opportunity in front of it, particularly in mobile, and grow its active user base. We see significant room for improvement for monetization and remain constructive on the long-term outlook for the company; however, we pared back our position throughout the year in favor of other names with more attractive risk/reward tradeoffs in the near term.

We have lived through similar periods of underperformance in the past. Historically, these periods have consistently yielded strong relative returns for investors over the subsequent 12-36 months. Periods of underperformance have generally coincided with inflection points in the market and shifts in stock leadership. Conversely, past periods of outperformance have generally been driven by our ability to identify companies that combine strong or improving fundamentals, lower embedded expectations and reasonable valuations.
We have moved away from stocks where leadership has faded (e.g., within health care) during 2016 and began to build exposure to stocks where we see leadership emerging in such areas as semiconductors, financials and airlines. This continues to yield overweight exposures in the technology and financial services sectors. The consumer staples sector remains a considerable underweight followed by the producer durables sector. Health care, which began the year as a top overweight exposure, has been reduced significantly throughout the year and ended 2016 as one of the top underweight exposures for the portion of the Fund sub-advised by JPMorgan.
Pioneer Commentary
2016 was a tale of three markets. Early in the year, stocks fell sharply due to concerns that economic growth would slow. Quality growth stocks outperformed significantly as equity markets declined. This first market environment, however, soon gave way to a second market environment in which stocks rebounded due to the prospect that interest rates would remain low for an extended period of time. Yield-oriented stocks and sectors such as utilities performed particularly well. This period lasted for much of the year until positive economic news, an OPEC production cut, and the election results eventually led to a third market environment in which there was a sudden shift out of yield oriented sectors into energy, financials, and cyclical stocks due to speculation that economic growth would accelerate under a Trump presidency.
For the year, the S&P 500® Index returned 11.96%. Value significantly outperformed growth, with the Russell 1000® Value Index returning 17.34%, while the Russell 1000® Growth Index returned 7.08%. Energy (+23%) and telecommunications services (+23%) were the best performing sectors in the Russell 1000® Growth Index while health care (-5%), due to concerns about price regulation, was the worst performer. As is typically the case in an environment where economic growth is accelerating or expected to accelerate, quality growth stocks under-performed as investors opted for cyclical exposure.
The high quality bias of the portion of the Fund sub-advised by Pioneer caused the strategy to under-perform its investment benchmark indexes, the Russell 1000® Growth Index and S&P 500 Index, for the year. Both sector allocation and stock selection detracted from results.
With respect to sector allocation, the portion of the Fund sub-advised by Pioneer historically has had the most exposure to the consumer, health care, and information technology sectors as there have been more stocks in those sectors that have met the Fund’s strict investment criteria related to quality in those sectors. Conversely, the portion of the Fund sub-advised by Pioneer has typically had little to no exposure to sectors such as real estate, utilities, and telecommunications due to a lack of companies that meet the investment criteria in those sectors. Sector allocation was negative for the year due primarily to the overweight in health care and the underweight in telecommunications (no exposure).
Stock selection detracted from results in most sectors as quality stocks lagged lower quality stocks across the board in the growth universe. Individual detractors included Allergan, which declined after the proposed merger with Pfizer fell through due to a change in tax policy. The stock continued to perform poorly due to general concerns about health care pricing and generic competition. Another detractor, CVS Health, fell due to the loss of contracts to a competitor. While the loss is a near-term setback, we believe CVS continues to have a moat around both of its businesses and will grow over the intermediate to long term. Gilead Sciences also detracted from results due to industry pricing concerns and lower than expected sales of hepatitis C drugs. We believe the company’s leadership position in hepatitis C remains intact and we continue to own the stock.
On a positive note, Time Warner was the top individual contributor to performance relative to the benchmark in 2016. The stock had declined early in the year due to concerns that cable customers were “cord-cutting” and opting for streaming video on-demand services. The stock rebounded as the year progressed as confidence increase in the company’s ability to sell its content in a traditional bundle with other channels as well as directly through streaming video on-demand. Late in the year, the company also received a takeover offer from AT&T, which faces regulatory scrutiny and political headwinds, but is still likely to go through in our opinion (we believe the stock remains attractive even if the deal does not go through).
Analog Devices, a manufacturer of integrated circuits used in analog and digital signal processing, was another top contributor to relative performance due to strong financial results driven by mobile consumer devices as well as better than expected sales to the automotive and industrial markets.
Our outlook for 2017 is positive given a possible acceleration in earnings growth due to signs that global economic growth is improving, commodity prices are recovering, and the potential for tax cuts and other pro-growth measures that may further boost growth. However, we believe that the economy is entering the later stages of the economic cycle given that labor markets have improved significantly with the unemployment rate below 5% and wage growth is accelerating. While this is positive for near term growth prospects, accelerating wage growth may push inflation higher and consequently the Federal Reserve may have to step up its pace of monetary tightening. Business cycles usually end after a period of significant monetary tightening.
As a result of this transition to the later stages of the cycle, we expect market volatility to increase. While cyclical stocks have recently surged on the prospects of higher growth, we believe that high quality stocks will perform better if monetary policy tightens at a quicker pace or if growth trends weaken. Two of last year’s lagging sectors, the consumer and health care sectors, may be poised for improved performance in 2017 due to their resilience in earnings growth throughout economic cycles and continued innovation and pricing power. The portion of the Fund sub-advised by Pioneer has modest overweights in the consumer and health care sectors.
The views and opinions in this report were current as of December 31, 2016 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	1.35%	N/A	2.65%
Initial Class	1.01%	13.30%	6.86%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2016
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	24.11%
Technology	19.34
Communications	19.34
Consumer, Cyclical	14.63
Financial	8.87
Industrial	8.70
Basic Materials	2.78
Energy	1.56
Short Term Investments	0.67
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/16)	(12/31/16)	(07/01/16 – 12/31/16)
Institutional Class
Actual	$1,000.00	$1,050.10	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.30
Initial Class
Actual	$1,000.00	$1,048.70	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.08
* Expenses are equal to the Fund's annualized expense ratio of 0.65% for the Institutional Class and 1.00% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.76%
95,227	Ecolab Inc	$ 11,162,509
39,788	International Flavors & Fragrances Inc	4,688,220
15,273	LyondellBasell Industries NV Class A	1,310,118
16,308	Sherwin-Williams Co	4,382,612
		21,543,459
Communications — 19.22%
58,281	Alphabet Inc Class C(a)	44,982,441
50,288	Amazon.com Inc(a)	37,709,463
166,389	Comcast Corp Class A	11,489,161
101,369	Facebook Inc Class A(a)	11,662,504
16,844	MercadoLibre Inc(b)	2,630,022
47,913	Netflix Inc(a)	5,931,629
3,622	Priceline Group Inc(a)	5,310,069
24,646	Splunk Inc(a)(b)	1,260,643
153,412	Time Warner Inc	14,808,860
24,922	VeriSign Inc(a)(b)	1,895,817
115,538	Walt Disney Co	12,041,370
		149,721,979
Consumer, Cyclical — 14.54%
181,572	CVS Health Corp	14,327,847
214,564	Delta Air Lines Inc	10,554,403
235,180	Home Depot Inc	31,532,934
40,801	Las Vegas Sands Corp	2,179,181
69,180	Newell Brands Inc	3,088,887
63,606	NIKE Inc Class B	3,233,093
22,910	O'Reilly Automotive Inc(a)	6,378,373
198,421	Ross Stores Inc	13,016,418
64,045	Southwest Airlines Co	3,192,003
190,243	Starbucks Corp	10,562,291
11,585	Tesla Motors Inc(a)(b)	2,475,599
36,812	Ulta Salon Cosmetics & Fragrance Inc(a)	9,384,851
48,336	Wal-Mart Stores Inc	3,340,984
		113,266,864
Consumer, Non-Cyclical — 23.95%
53,902	Allergan PLC(a)	11,319,959
33,752	Becton Dickinson & Co	5,587,644
273,952	Boston Scientific Corp(a)	5,925,582
145,772	Celgene Corp(a)	16,873,109
64,624	Colgate-Palmolive Co	4,228,994
21,424	Constellation Brands Inc Class A	3,284,513
55,304	Edwards Lifesciences Corp(a)	5,181,985
195,729	Gilead Sciences Inc	14,016,154
67,720	Hershey Co	7,004,279
7,824	Humana Inc	1,596,331
22,377	Illumina Inc(a)	2,865,151
10,519	Incyte Corp(a)	1,054,740
14,527	Intuitive Surgical Inc(a)	9,212,587
94,294	Johnson & Johnson	10,863,612
51,565	Kimberly-Clark Corp	5,884,598
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
114,574	Medtronic PLC	$ 8,161,106
105,798	Monster Beverage Corp(a)	4,691,083
28,721	Moody's Corp	2,707,529
88,494	PayPal Holdings Inc(a)	3,492,858
116,598	PepsiCo Inc	12,199,649
6,726	Regeneron Pharmaceuticals Inc(a)	2,469,047
216,450	Reynolds American Inc	12,129,858
39,186	S&P Global Inc	4,214,062
127,437	Thermo Fisher Scientific Inc	17,981,361
22,790	UnitedHealth Group Inc	3,647,312
101,589	Vantiv Inc Class A(a)	6,056,736
53,973	Vertex Pharmaceuticals Inc(a)	3,976,191
		186,626,030
Energy — 1.55%
220,358	Cabot Oil & Gas Corp	5,147,563
21,002	Pioneer Natural Resources Co	3,781,830
37,841	Schlumberger Ltd	3,176,752
		12,106,145
Financial — 8.81%
243,552	Charles Schwab Corp	9,612,997
7,087	Equinix Inc REIT	2,532,965
299,382	Intercontinental Exchange Inc	16,891,132
296,323	MasterCard Inc Class A	30,595,350
45,859	Morgan Stanley	1,937,543
90,688	Visa Inc Class A	7,075,478
		68,645,465
Industrial — 8.64%
35,034	3M Co	6,256,021
17,470	Acuity Brands Inc	4,033,124
105,075	Amphenol Corp Class A	7,061,040
200	FedEx Corp	37,240
43,966	Honeywell International Inc	5,093,461
180,342	Masco Corp	5,702,414
19,282	Northrop Grumman Corp	4,484,608
73,182	Raytheon Co	10,391,844
22,443	Roper Technologies Inc	4,108,865
74,341	United Parcel Service Inc Class B	8,522,452
49,616	United Technologies Corp	5,438,906
49,460	Vulcan Materials Co	6,189,919
		67,319,894
Technology — 19.22%
32,992	Accenture PLC Class A	3,864,353
172,331	Activision Blizzard Inc	6,222,872
72,294	Adobe Systems Inc(a)	7,442,667
101,301	Analog Devices Inc	7,356,479
310,275	Apple Inc	35,936,051
160,546	Applied Materials Inc	5,180,819
46,930	Broadcom Ltd	8,295,816
202,860	Cognizant Technology Solutions Corp Class A(a)	11,366,246
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Technology — (continued)
65,774	Electronic Arts Inc(a)	$ 5,180,360
538,424	Microsoft Corp	33,457,667
132,755	NVIDIA Corp	14,170,269
27,472	NXP Semiconductors NV(a)	2,692,531
40,428	Salesforce.com Inc(a)	2,767,701
78,464	ServiceNow Inc(a)	5,833,014
		149,766,845
TOTAL COMMON STOCK — 98.69% (Cost $694,940,031)		$768,996,681
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.67%
$1,236,116	Undivided interest of 1.28% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $1,236,116 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(c)	1,236,116
1,236,117	Undivided interest of 1.28% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $1,236,117 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 2.00% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(c)	1,236,117
1,236,116	Undivided interest of 1.30% in a repurchase agreement (principal amount/value $95,070,496 with a maturity value of $95,075,989) with Daiwa Capital Markets America Inc, 0.52%, dated 12/30/16 to be repurchased at $1,236,116 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 3/2/17 - 2/1/49, with a value of $96,971,906.(c)	1,236,116
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,236,116	Undivided interest of 2.07% in a repurchase agreement (principal amount/value $59,762,620 with a maturity value of $59,765,940) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $1,236,116 on 1/3/17 collateralized by various U.S. Government Agency securities, 1.74% - 6.00%, 8/1/22 - 1/15/49, with a value of $60,957,872.(c)
		$ 1,236,116
260,149	Undivided interest of 2.21% in a repurchase agreement (principal amount/value $11,773,812 with a maturity value of $11,774,466) with BNP Paribas Securities Corp, 0.50%, dated 12/30/16 to be repurchased at $260,149 on 1/3/17 collateralized by U.S. Treasury securities, 0.00% - 7.88%, 12/31/16 - 9/9/49, with a value of $12,009,288.(c)	260,149
SHORT TERM INVESTMENTS — 0.67% (Cost $5,204,614)		$ 5,204,614
TOTAL INVESTMENTS — 99.36% (Cost $700,144,645)		$774,201,295
OTHER ASSETS & LIABILITIES, NET — 0.64%		$ 4,976,269
TOTAL NET ASSETS — 100.00%		$779,177,564
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Schedule of Investments
As of December 31, 2016
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2016.
(c)	Collateral received for securities on loan.
REIT	Real Estate Investment Trust
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2016
Great-West Multi-Manager Large Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $5,100,083 of securities on loan)(a)	$768,996,681
Repurchase agreements, fair value(b)	5,204,614
Cash	10,720,769
Subscriptions receivable	900,252
Receivable for investments sold	797,244
Dividends receivable	645,800
Total Assets	787,265,360
LIABILITIES:
Payable to investment adviser	431,700
Payable for administrative services fees	52,170
Payable upon return of securities loaned	5,204,614
Redemptions payable	1,445,323
Payable for investments purchased	953,989
Total Liabilities	8,087,796
NET ASSETS	$779,177,564
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$8,904,531
Paid-in capital in excess of par	686,552,014
Net unrealized appreciation	74,056,650
Undistributed net investment income	281,741
Accumulated net realized gain	9,382,628
NET ASSETS	$779,177,564
NET ASSETS BY CLASS
Initial Class	$171,472,300
Institutional Class	$607,705,264
CAPITAL STOCK:
Authorized
Initial Class	50,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	20,206,201
Institutional Class	68,839,111
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$8.49
Institutional Class	$8.83
(a) Cost of investments	$694,940,031
(b) Cost of repurchase agreements	$5,204,614
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2016
Great-West Multi-Manager Large Cap Growth Fund
INVESTMENT INCOME:
Interest	$64,712
Income from securities lending	120,170
Dividends	8,607,249
Total Income	8,792,131
EXPENSES:
Management fees	4,551,770
Administrative services fees – Initial Class	562,154
Total Expenses	5,113,924
NET INVESTMENT INCOME	3,678,207
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	43,092,096
Net change in unrealized depreciation on investments	(3,190,969)
Net Realized and Unrealized Gain	39,901,127
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,579,334
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West Multi-Manager Large Cap Growth Fund	2016	2015
OPERATIONS:
Net investment income	$3,678,207	$1,135,455
Net realized gain	43,092,096	29,849,830
Net change in unrealized depreciation	(3,190,969)	(7,898,182)
Net Increase in Net Assets Resulting from Operations	43,579,334	23,087,103
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Initial Class	(341,961)	(52,806)
Institutional Class	(3,345,114)	(1,073,384)
From net investment income	(3,687,075)	(1,126,190)
From net realized gains
Initial Class	(8,630,830)	(2,916,175)
Institutional Class	(28,741,791)	(29,906,402)
From net realized gains	(37,372,621)	(32,822,577)
Total Distributions	(41,059,696)	(33,948,767)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	42,396,077	27,628,801
Institutional Class	127,805,303	335,130,027
Shares issued in reinvestment of distributions
Initial Class	8,972,791	2,968,981
Institutional Class	32,086,905	30,979,786
Shares issued in connection with fund reorganization
Initial Class	166,421,844	N/A
Institutional Class	274,841,659	N/A
Shares redeemed
Initial Class	(77,466,356)	(349,652,233)
Institutional Class	(100,462,801)	(69,502,890)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	474,595,422	(22,447,528)
Total Increase (Decrease) in Net Assets	477,115,060	(33,309,192)
NET ASSETS:
Beginning of year	302,062,504	335,371,696
End of year(a)	$779,177,564	$302,062,504
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West Multi-Manager Large Cap Growth Fund	2016	2015
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	4,910,825	2,870,736
Institutional Class	14,353,996	33,546,008
Shares issued in reinvestment of distributions
Initial Class	1,045,100	328,726
Institutional Class	3,593,003	3,302,507
Shares issued in connection with fund reorganization
Initial Class	20,123,659	N/A
Institutional Class	31,978,228	N/A
Shares redeemed
Initial Class	(8,890,619)	(36,100,705)
Institutional Class	(11,041,840)	(6,892,791)
Net Increase (Decrease)	56,072,352	(2,945,519)
(a) Including undistributed net investment income:	$281,741	$290,609
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Initial Class
12/31/2016	$ 8.85	0.02	0.07	0.09	(0.01)	(0.44)	(0.45)	$8.49	1.01%
12/31/2015	$ 9.34	0.00	0.60	0.60	(0.02)	(1.07)	(1.09)	$8.85	6.42%
12/31/2014	$ 8.58	0.01	1.05	1.06	(0.07)	(0.23)	(0.30)	$9.34	12.26%
12/31/2013	$ 8.84	(0.01)	2.54	2.53	(0.16)	(2.63)	(2.79)	$8.58	28.93%
12/31/2012	$ 7.40	0.04	1.44	1.48	(0.04)	-	(0.04)	$8.84	20.00%
Institutional Class
12/31/2016	$ 9.19	0.05	0.08	0.13	(0.05)	(0.44)	(0.49)	$8.83	1.35%
12/31/2015 (c)	$10.00	0.04	0.27	0.31	(0.04)	(1.08)	(1.12)	$9.19	3.05% (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2016	$171,472	1.00%	1.00%	N/A	0.24%	48%
12/31/2015	$ 26,704	1.00%	1.00%	N/A	0.04%	31%
12/31/2014	$335,372	1.00%	1.00%	N/A	0.11%	24%
12/31/2013	$316,980	1.03%	1.03%	(0.10%)	(0.10%)	230%
12/31/2012	$296,437	1.05%	1.05%	0.49%	0.49%	35%
Institutional Class
12/31/2016	$607,705	0.65%	0.65%	N/A	0.61%	48%
12/31/2015 (c)	$275,358	0.65% (f)	0.65% (f)	N/A	0.56% (f)	31%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Institutional Class inception date was May 1, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST MULTI-MANAGER LARGE CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Multi-Manager Large Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2016

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2016, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 768,996,681	$ —	$ —	$ 768,996,681
Short Term Investments	—	5,204,614	—	5,204,614
Total Assets	$ 768,996,681	$ 5,204,614	$ 0	$ 774,201,295
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2016

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:
	2016	2015
Ordinary income	$3,687,075	$1,126,190
Long-term capital gain	37,372,621	32,822,577
	$41,059,696	$33,948,767
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2016. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$498,496	$-	$(498,496)
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$281,741
Undistributed long-term capital gains	11,934,737
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	71,504,541
Tax composition of capital	$83,721,019

Annual Report - December 31, 2016

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:
Federal tax cost of investments	$702,696,754
Gross unrealized appreciation on investments	94,534,499
Gross unrealized depreciation on investments	(23,029,958)
Net unrealized appreciation on investments	$71,504,541
Application of Recent Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. The adoption of ASU No. 2015-07 did not have an impact on the Fund's financial position or the results of its operations.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund up to $1 billion dollars and 0.60% of the average daily net assets of the Fund over $1 billion dollars. The management fee encompasses fund operation expenses except for administrative services expenses. The Adviser and Great-West Funds have entered into sub-advisory agreements with Pioneer Investment Management, Inc. and J.P. Morgan Investment Management, Inc. The Fund is not responsible for payment of the sub-advisory fees.
Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $321,606 for the year ended December 31, 2016.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $323,388,757 and $319,235,011, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly when received, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2016, the Fund had securities on loan valued at $5,100,083 and received collateral as reported on the Statement of Assets and Liabilities of $5,204,614 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.

Annual Report - December 31, 2016

Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2016, 100% of the cash collateral liability under the securities lending agreement was against loans of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  FUND REORGANIZATION
On March 9, 2016, the Fund (Acquiring Fund) acquired all the net assets of the Great-West American Century Growth Fund (Target Fund) pursuant to an agreement and plan of reorganization approved by the Board of Directors. The reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund's shareholders will not recognize gains or losses for federal income tax purposes as a result of the reorganization.
Prior to the closing of the reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. As with other Fund distributions, a distribution may be taxable to the Target Fund's shareholders for federal income tax purposes.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the reorganization were as follows:
Great-West American Century Growth Fund
Cost of investments	$411,960,878
Investments in securities, fair value	419,221,541
Net unrealized appreciation	7,260,663
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
The shares outstanding, net assets and NAV per share immediately prior to and after the reorganization were as follows:
	Shares Outstanding	Net Assets	NAV per Share
Target Fund - Prior to the Reorganization
Initial Class	17,108,472	$166,421,844	$9.73
Institutional Class	33,055,104	274,841,659	8.31
Acquiring Fund - Prior to the Reorganization
Initial Class	2,861,666	23,666,077	8.27
Institutional Class	31,732,746	272,734,304	8.59
Acquiring Fund - After the Reorganization
Initial Class	22,985,142	190,087,921	8.27
Institutional Class	63,710,684	547,575,963	8.59
Pro Forma Results of Operations
The beginning of the Target Fund's fiscal year was January 1, 2016. Assuming the reorganization had been completed on January 1, 2016, the beginning of the Acquiring Fund's current fiscal year, the pro forma results of operations for the year ended December 31, 2016, are as follows:

Annual Report - December 31, 2016

Great-West Multi- Manager Large Cap Growth Fund
Net investment income	$ 5,261,835
Net realized and unrealized gain	23,148,964
Net increase in net assets resulting from operations	$28,410,799
Because the combined funds for the reorganization have been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund's Statement of Operations for the Acquiring Fund since the reorganization was consummated.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENT
Shareholders approved a new advisory agreement which will change the Fund’s expense structure. Under the current investment advisory agreement, GWCM is responsible for paying each Fund’s operating expenses as part of the management fee. Under the new advisory agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of the Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Fund will be paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. Additionally, breakpoints on the management fee paid to GWCM will be included in the new advisory agreement effective May 1, 2017 for the Fund. The reduced management fee will be contractual and any subsequent plans to increase the fee would require shareholder approval. GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of the Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds’ Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Annual Report - December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Multi-Manager Large Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc. as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Multi-Manager Large Cap Growth Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2017

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2016, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 73	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 62	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 53	Nominee		Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 42	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 60	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 35	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 49	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 41	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund and receives no special treatment due to the relationship.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), approved an amended and restated investment advisory agreement between the Company and Great-West Capital Management, LLC (“GWCM”) (the “New Advisory Agreement”) at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the investment advisory agreement effective March 3, 2014, as amended and restated on May 1, 2015, as further amended (the “Current Advisory Agreement”) between GWCM and Company at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.
In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.
Nature, Extent and Quality of Services. At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.
Investment Performance. At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.
Costs and Profitability. At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio as of June 30, 2016 relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.
At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale. At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.
Other Factors. At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life & Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen McConahey is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $820,000 for fiscal year 2015 and $866,000 for fiscal year 2016.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $90,000 for fiscal year 2015 and $60,000 for fiscal year 2016. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2015 and $0 for fiscal year 2016.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2015 equaled $745,000 and for fiscal year 2016 equaled $1,186,300.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2017